Exhibit 10.4

Trust Loan contract

Contract No 77012007280040

Lender: Tianjin Branch, Shanghai Pudong Development Bank

Address: Binshui Road, Hexi District, Tianjin

Borrower: Tianjin Zhongjin Biological Development Co.

Address:

Whereas, the trustor, Mr. Song Fuzhi ("trustor") entrusts the lender to issue trust loan ("Trust loan trust agreement"/"trust loan fund general agreement" No. 77012007280040 ), and the borrower, Tianjin Zhongjin Biological Development Co.("borrower") intends to applies loans. The three parties hereof reach the following agreement after consultation on the basis of fairness.

I. Trust and Representation

1.1 The trustor entrusts the lender to issue loans, and the lender has accepted the trust. The lender issues trusted loans to the borrower under this agreement according to the trust instructions of the trustor, and the trustor is committed to take the responsibilities of usage and repayment of the loans of the borrower.

II. Loans

2.1 The loans under this agreement refers to loans in RMB currency, the type of loan is trust loans.

2.2 The amount of loans under this agreement is 4.2 million yuan RMB.

2.3 The term of the loans under this agreement is one year, that is, from Jan. 24, 2007 to Jan. 23, 2008.

2.4 The interest rate of the loans under this agreement is 9%. The usage of the loans under this agreement is the project of "Scale-production of guided bone biological medical active material", the loans cannot be used for any other purposes.

III. Loan interests

3.1 The interest of the loans under this agreement will be calculated on the basis of 360 days a year. The interest will be calculated starting from the date of the loan issuance, according to actual amount of issued loans and number of days for the loans (the date of interest payment shall include the date of last loan repayment ).

3.2 During the term of the loans, in case there is the need to adjust the interest rate of the loans, the trustor and lender shall consult to reach a common agreement, and issue a "Notice of adjustment of interest rate of the trusted loans" to the borrower to implement the change.

3.3 If the agreed upon interest rate under this agreement is calculated on certain level interest rate of a bank, or based on certain level of floating rate of a bank, and the actual days for the usage of the loans are under the standard term of such levels, the calculation shall still be based on the agreed upon interest rate under this agreement. Unless there are otherwise agreed upon between the trustor and the borrower, when the loans are extended, and the accumulated loans reached a new level of interest rate, the interest shall be calculated on the basis of the new level interest rate or the floating interest rate of such level.

3.4 The method of payment of the interests of the loans under this agreement shall be one of the following: (choose one of the following)

(YES) 3.4.1 Payment by quarters, the date of interest payment shall be the 20th of the third month of the quarter;

(N/A) 3.4.2 Payment by months.

(N/A) 3.4.3 One-time payment when the term of the loans expires.

(N/A) 3.4.4 Payment in installment.

3.5 The borrower now authorizes the lender to collect by wire due interest repayment from the savings account of the borrower’s bank directly.

IV. Issuance of the Loans

4.1 In case the following requirements are satisfied, the lender will issue loans to the borrower:

(1) Fill in the "Application of Trusted loan form" and other related loan documents;

(2) Show effective personal identification;

(3) Meet other requirement of loans such as related approval, registration, notary public and filing procedures;

(4) If there is any guarantee of the loans, the guarantee contract shall be effective;

(5) The issuance of the loans of the time is identical with "Notice of issuance of the trusted loans" or related contents and conditions under this agreement;

(6) If the trusted loans are used for investment of fixed assets, documents to ensure that such projects have been approved according to required approval procedures, and have been listed in the State or local fixed assets investment plan, should have been presented.

(7) Other documents and materials required by the lender have been presented.

4.2 The borrower collect loans according to the following schedule and methods from the lender: (choose one of the following)

(YES) 4.2.1 The borrower process one time loan collection procedures on Jan. 24, 2007 from the lender.

(N/A) The loans are collected according to the following schedule, the procedures shall be conducted three working days before the date of the collection:

Date of loan collection in installment	Amount of collected loans

Date

Date

Date

Date

Date

4.3 The lender shall issue the loans on time after the borrower fulfill all collection procedures.

4.4 The borrower shall collect full amount of loans according to the above 4.2 schedule.

V. Repayment of the loans

5.1 The borrower shall make all repayment of the loans and interests on the date by the end of the loan term. If there is a schedule of repayment, the loans shall be repaid strictly according to such a schedule.

5.2 The borrower will repay the loans in full amount according to the following schedule: (choose on of the following)

(                 ) 5.2.1 Repayment of all loans on the date of the end of the loan term;

(                 ) 5.2.2 The loans will be repaid in _____ installments, the schedule is:

Date of loan collection in installment	Amount of collected loans

Date

Date

Date

Date

Date

5.3 The borrower now authorizes the lender to collect by wire due loan repayment from the savings account of the borrower’s bank directly.

VI. Repayment in advance and loan extension

6.1 If the borrower asks to repay the loans in advance, the borrower shall obtain prior consent from the trustor and the lender. The borrower shall present written application to the lender ten days before the planned repayment in advance. The lender will handle such repayment procedures according to written notice from the trustor.

6.2 If the borrower asks for an extension of the loans, the borrower shall obtain prior consent from the trustor and the lender. The borrower shall present written application to the lender ten days before the term of the loans expires. The lender will handle such extension procedures according to written notice from the trustor.

VII. Loan guarantee

7.1 The trustor may require the lender to provide guarantee for the loans under this agreement, such guarantee shall be accepted by the trustor, and a separate guarantee contract shall be executed.

7.2 The guarantee contract shall be effective after the signatures of the trustor, the lender and the guarantor. If the date of the guarantee contract is prior to the loan agreement, the guarantee contract and the loan agreement will be both effective on the date of the loan agreement.

VIII. Evidence of debt

8.1 The effective evidence of debt owned by the borrower under this agreement will be the accountant bill issued by the lender according to business operation procedures.

8.2 The trustor acknowledges that the effective evidence of debt owned by the borrower under this agreement will be the accountant bill issued by the lender according to business operation procedures.

IX. Loan management

9.1 After the issuance of loans under this agreement, the management of the loans will be the responsibility of the trustor, and it is solely depends on the trustor if such management will be carried out, and the lender shall have no responsibility to the effectiveness of such management, and such management itself.

9.2 During the effective term of this agreement, the trustor shall have the right to monitor the use of the loans, and the borrower shall provide information, documents, materials and assistance directly to the trustor as required.

9.3 During the term of the loan, if the borrower becomes bankrupt, have its business license cancelled and business stopped, becomes dissolved, encounters severe loss of assets because of poor operation, or there are major change or adjustment of financial system, management system and key personnel, the borrower shall inform the trustor promptly.

X. Violation and resolution

10.1 In case the borrower fails to use the loan for the purposes as stipulated in this agreement, the trustor is entitled to require the lender to stop issuing the loans, retrieve all or part of the issued loans in advance, and impose 1% of punitive fee for the amount of violation loans.

10.2 During the term of the loan, if the borrower fails to make payment to the loan interest as agreed upon, the trustor is entitled to require the lender to impose punitive interest for the amount of the delayed payment.

10.3 In case the borrower violates terms of Item 9.3 of this agreement, it shall pay a violation fee of _______yuan of RMB.

10.4 In case the borrower fails to repay the loan and the interest as agreed upon, the trustor is entitled to demand repayment, and impose ______yuan of RMB as punitive fee, and the trustor is entitled to press the guarantor for payment ..

10.5 During the term of the loans, if the borrower becomes bankrupt, have its business license cancelled and business stopped, becomes dissolved, encounters severe loss of assets because of poor operation, intentionally evade loan repayment, or other conditions occur that severely threat the safety of the loans, the lender may retrieve the loans in advance or take other measures, as instructed by the trustor.

10.6 Under such situations described above, the trustor is entitled to require the lender to directly retrieve by wire due loans and interests (including punitive interests) and punitive fees from the bank account of the borrower.

10.7 The lender has no obligations to take any trover and conservatory measures alone for the violation of the borrower. Since loan management and repayment under this agreement are the responsibilities of the trustor, the trustor shall inform the lender any violation of the borrower, and the lender has no obligation to issue any notice to the trustor.

XI. Other issues

11.1 After the execution of this agreement, any modification and termination must be agreed upon by the three involved parties, unless otherwise stipulated by law or specifically indicated in the agreement.

11.2 This agreement becomes effective upon signatures of the legal persons or their respective authorized representatives and upon official seals of the three parties are put on the agreement. The agreement terminates automatically when all loans are repaid. If the trustor is not a legal person entity, the agreement shall be signed by a major person in charge or authorized representative, if an involved party is an individual person, the person shall sign his/her name identical to his/her effective identification.

11.3 After the agreement becomes effective, it shall be notarized with a mandatory enforcement effect, if requested by the trustor.

11.4 This agreement is governed by the laws of the People’s Republic of China, any disputes arising from or of the nature of this agreement shall be resolved in a People’s court with jurisdiction where the involved party operates.

11.5 The guarantee contract, the trusted loan application of the borrower, the "Notice of issuance of the trusted loan" by the trustor, and other related documents and materials provided by the borrower and trustor constitute inseparable parts of this agreement.

11.6 This agreement has three original copies, each party keeps one copy, and there will be several copies of the same agreement for examination.

In witness, this agreement is executed by the three parties who have no questions concerning all of the terms expressed in the agreement, and the parties have sufficient understanding about the legal meanings of the parties’ rights, obligations and responsibilities.

The trustor (seal)

Legal person (major person in charge or authorized representative)

Signature or seal

The lender (seal)

Legal person (or authorized representative)

Signature or seal

The borrower (seal)

Legal person (or authorized representative)

Signature or seal

Date:___________

60-3/1

委托贷款合同

合同编号 770120071280040

委托人：宋富智
住址：

贷款人：上海浦东发展银行天津分行
营业地址：天津市河西区宾水道[illegible]

借款人：天津中津生物发展有限公司
住址：

鉴于委托人宋富智（以下称"委托人"）委托受托人发放委托贷款（《委托贷款委托协议》/《委托贷款基金总协议》编号：77012007287004，及借款人天津中津生物发展有限公司（以下称"借款人"）申请借款，现根据中华人民共和国有关法律、法规及规章，三方当事人在遵循公平原则的基础上，协商一致，特订立本合同，以资遵守。

第一条　委托和代理

委托人委托贷款人发放贷款，贷款人已经接受委托。贷款人按照委托人的委托指示，向借款人发放本合同项下的委托贷款，委托人承诺自行承担监督借款人使用并收回贷款的工作。借款人承认贷款人作为委托人的代理人的法律地位，承认该贷款合同直接约束委托人和借款人。

第二条　贷款

2.1 本合同项下的贷款为人民币贷款，其贷款种类为委托。

2.2 本合同项下贷款金额为（人民币大写）肆佰贰拾万元整。

2.3 本合同项下贷款期限为一年，即自2007年1月24日始至2008年1月23日止。

2.4 本合同项下的贷款利率为9%。本合同项下的贷款用途和贷款项目：骨诱导生物医用活性材料产业化项目，借款人不得挪作它用。

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第三条　贷款利息

3.1 本合同项下贷款利息以每年360天为基数，从提款之日起按照实际提款金额和占用天数计收（结息日应包括贷款最后归还日）。

3.2 在贷款期内贷款利率如需调整的，委托人与借款人应协商一致，并以《委托贷款利率调整通知单》的形式通知贷款人，贷款人据此调整利率。

3.3 如果本合同利率约定为按照银行某档次利率或按某档次浮动利率计息，借款实际占用资金的天数未达到该档次的标准期限，仍按合同约定利率计息。除非委托人与借款人另有约定，如贷款展期后，累计贷款期达到新的利率档次，按新档次利率或该档次浮动利率计息。

3.4 本合同项下贷款的付息方式和付息日约定如下：(选择一种)

（✓）3.4.1 按季付息，付息日为公历年每季度第三个月的廿日.

（　）3.4.1 按月付息，付息日为每月________日.

（　）3.4.1 在贷款到期日一次性还本付息。

（　）3.4.1 分次还本付息。

3.5 在此借款人授权贷款人从借款人存款帐户中主动划收应付利息。

第四条　提款

4.1 满足下列提款先决条件的，贷款人予以办理提款手续：

（1）填妥《委托贷款借款申请书》和有关借款凭证；

（2）提交有效身份证件；

（3）已办妥与贷款有关的批准、登记、公证、备案手续；

（4）如贷款有担保的，该担保合同有效；

（5）借款人的本次提款与《委托贷款委托发放通知书》或本合同有关内容和要求相一致的；

（6）凡委托贷款用于固定资产投资的，已提交确保该项目已经按规定的审批程序报经审批，并纳入国家和地方固定资产投资计划的证明文件。

（7）已提交贷款人要求提供的其它文件、资料。

4.2 借款人按照下列提款时间和提款方式向贷款人办理提款手续：（选择一种）

（✓）4.2.1 借款人在2007年1月24日向贷款人办理一次性提款手续。

智宗印富

3/13

(   ) 4.2.1 按下列提款计划分______期提款，但应于每次提款日三个银行工作日前向贷款人办理提款手续：

分期提款日	提款金额
____年__月__日	____________________（大写金额）
____年__月__日	____________________（大写金额）
____年__月__日	____________________（大写金额）
____年__月__日	____________________（大写金额）
____年__月__日	____________________（大写金额）

4.3 贷款人在借款人办妥提款手续后及时放款。

4.4 借款人应按照4.2 约定按时足额提款。

第五条 还款

5.1 借款人应当在贷款到期日归还全部贷款本息，有还款计划的，还应严格按照还款计划还款。

5.2 借款人按下列还本方式按时足额还款：（选择一种）

(   ) 5.2.1 在委托贷款到期日一次性归还贷款本金

(   ) 5.2.1 分________期还款，具体还款计划如下：

分期还款日	还款金额
______年__月__日	____________________（大写金额）
______年__月__日	____________________（大写金额）
______年__月__日	____________________（大写金额）
______年__月__日	____________________（大写金额）
______年__月__日	____________________（大写金额）

5.3 借款人在此授权贷款人从借款人的存款帐户中主动划收其应还的款项。

第六条 提前还贷和贷款展期

6.1借款人要求提前还贷的，应事先经委托人和贷款人同意。借款人应在计划提前还贷十日前向贷款人提出书面申请。贷款人按照委托人的书面通知办理提前还贷手续。

314

6.2借款人要求贷款展期的，应事先经委托人和贷款人同意。借款人应在贷款到期十日前向贷款人提出书面申请。贷款人按照委托人的书面通知办理贷款展期手续。

第七条　贷款担保

7.1　委托人可以要求借款人为本合同项下的贷款提供担保，该担保由委托人认可，并另行签定担保合同。

7.2 担保合同由委托人、贷款人、担保人三方签署后生效。如担保合同签署日早于本贷款合同签署日的，担保合同于本合同签署之日与贷款合同同时生效。

第八条　债务证据

8.1 本合同项下借款人所欠债务的有效证据以贷款人按业务操作规定出具的会计凭证为准。

8.2 委托人承认本合同项下借款人所欠债务的有效证据以贷款人按业务操作规定出具的会计凭证为准。

第九条　贷款管理

9.1 本合同项下的贷款发放后，其管理工作由委托人自行承担，委托人是否进行此等工作及工作效果与受托人无关，受托人对此不承担任何责任。

9.2 在本合同有效期内，委托人有权检查贷款使用情况，借款人应按要求向委托人直接提供情况和文件、资料和工作方便。

9.3 贷款期间借款人发生破产、吊销营业执照、停业、解散、经营不善严重资不抵债的或者财务状况、经营管理体制、主要管理人员发生重大变动或调整的，借款人应及时通知委托人。

第十条　违约和处理

10.1 借款人未按照本合同约定用途使用借款的，委托人有权要求贷款人停止发放贷款，提前收回部分或全部已发放的贷款，并对违约部分加收 1% 的罚息。

10.2 在贷款期内借款人未依约按时支付贷款利息的，委托人有权要求贷款人有权加收延付利息的罚息。

10.3 借款人违反9.3条约定的，应支付违约金＿＿＿＿＿元。

10.4 借款人未按约定归还贷款本息的，委托人有权催收贷款，并对逾期贷款加收________的罚息。委托人有权向担保人追索。

10.5 贷款期间借款人发生破产、吊销营业执照、停业、解散、经营不善严重资不抵债、有严重逃废债行为，或有其它危及贷款安全的情况时，贷款人可以根据委托人的要求，提前收回贷款及采取其他措施。

10.6 在上述情形中委托人有权要求贷款人有权从借款人的存款帐户中直接划收应付贷款本息（含罚息）、违约金。

10.7 受托人无义务对借款人的违约行为单独采取任何催收和保全的措施，因本合同项下的贷款管理和催收工作由委托人自行完成，借款人的违约行为应由委托人通知受托人，受托人无向委托人发出任何通知的义务。

第十一条 其他事项

11.1 本合同签定后，本合同变更、解除须经三方当事人协商一致，但本合同另有约定和法律法规另有规定的除外。

11.2 本合同经三方当事人加盖公章及各法定代表人或授权代表签字或盖章后生效，贷款全部归还后自动终止 。如委托人为非法人组织，由其主要负责人或其授权代表签署。如当事人为个人的，签署其有效证件上的姓名。

11.3 本协议生效后，委托人如有要求的，本合同应进行具有强制执行效力的公证。

11.4 本合同适用中华人民共和国法律。任何有关本合同的争议均受贷款人主营业所所在地人民法院管辖。

11.5 本贷款的担保合同、 借款人提供的委托贷款借款申请书、委托人提交的《委托贷款委托放款通知书》以及借款人、委托人提供相关文件、资料均为本合同不可分割的组成部分。

11.6 本合同正本一式三份，签约三方各执一份，副本数份备查。

（本页无正文）

在签署本合同时，三方当事人对协议的所有条款均无疑义并对当事人有关权利、义务和责任的条款的法律含义有准确无误的理解。

委托人（公章）

法定代表人（主要负责人）或授权代表（签字或盖章）

贷款人（公章）

法定代表人或授权代表（签字或盖章）

借款人（公章）

法定代表人（主要负责人）或授权代表（签字或盖章）

签署日：2007年1月24日